UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2005

I-FLOW CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-18338 (Commission File Number)	33-0121984 (IRS Employer Identification No.)

20202 Windrow Drive
Lake Forest, California 92630
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (949) 206-2700

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

     On May 25, 2005, I-Flow Corporation (the “Company”) amended the I-Flow Corporation Amended and Restated 2001 Equity Incentive Plan (the “Plan”). Section 5.3(b) of the Plan was deleted to clarify and confirm that the Company may not and will not make loans that are prohibited by the Sarbanes-Oxley Act of 2002. A copy of the Plan, as amended, is attached hereto as Exhibit 10.1 and is incorporated herein.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits.

The following exhibits are filed with this report on Form 8-K:

Exhibit No.	Description of Exhibit
10.1	I-Flow Corporation Amended and Restated 2001 Equity Incentive Plan

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 25, 2005

I-FLOW CORPORATION
By:	/s/ James R. Talevich
James R. Talevich
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	I-Flow Corporation Amended and Restated 2001 Equity Incentive Plan